SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 19, 2017

DYNEGY INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33443	20-5653152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 Travis, Suite 1400, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 507-6400

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

As previously reported on Dynegy Inc.’s (“Dynegy”) Current Report on Form 8-K filed on October 30, 2017 with the U.S. Securities and Exchange Commission (the “SEC”), on October 29, 2017, Dynegy entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Vistra Energy Corp. (“Vistra Energy”), pursuant to which, subject to the satisfaction of certain conditions, Dynegy will merge with and into (the “Merger”) Vistra Energy, with Vistra Energy continuing as the surviving corporation. The boards of directors of Dynegy and Vistra Energy have approved the Merger Agreement and the other transactions contemplated by the Merger Agreement. Upon the closing of the Merger, each issued and outstanding share of Dynegy common stock, par value $0.01 per share (other than shares owned by Vistra Energy or its subsidiaries, held in treasury by Dynegy or held by a subsidiary of Dynegy) will automatically be converted into the right to receive 0.652 shares of common stock, par value $0.01 per share, of Vistra Energy, except that cash will be paid in lieu of fractional shares. At the effective time of the Merger (the “Effective Time”), (i) each outstanding Dynegy stock option will be converted into an option to purchase shares of Vistra Energy common stock, on the same terms and conditions that were applicable under such Dynegy stock options immediately prior to the Effective Time (including any accelerated vesting provisions), (ii) each outstanding Dynegy restricted stock unit will be converted into Vistra Energy restricted stock units, and (iii) each outstanding Dynegy performance stock unit will be converted into the right to receive shares of Vistra Energy common stock (and cash in lieu of fractional shares to be paid by the surviving corporation to the holder).

The completion of the Merger is subject to various customary and other conditions, including, among others, (i) approval by the Vistra Energy’s stockholders of the issuance of the Vistra Energy common stock in the Merger, (ii) adoption of the Merger Agreement by the Dynegy and Vistra Energy stockholders, (iii) receipt of all requisite regulatory approvals, which includes approvals of the Federal Energy Regulatory Commission, the Public Utility Commission of Texas and the New York Public Service Commission, and the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, and (iv) effectiveness of the registration statement on Form S-4 (File No. 333-222049), initially filed on December 13, 2017, for the shares of Vistra Energy common stock to be issued in the Merger, and the approval of the listing of such shares on the New York Stock Exchange.

In order to satisfy certain investor rights owed to Terawatt Holdings, LP, a Delaware limited partnership affiliated with Energy Capital Partners III, LLC, as previously reported on Dynegy’s Current Report on Form 8-K filed on March 1, 2016 and September 6, 2017 with the SEC, Dynegy is filing this Current Report on Form 8-K to disclose (i) the audited consolidated financial statements of Vistra Energy (Successor Company) and Texas Competitive Electric Holdings Company LLC (Predecessor Company) as of December 31, 2016 and 2015 and for three years in the period ended December 31, 2016, including the notes thereto (the “Year-end Financials”), (ii) the unaudited consolidated financial statements of Vistra Energy (Successor Company) and Texas Competitive Electric Holdings Company LLC (Predecessor Company) as of September 30, 2017 and for each of the three and nine months ended September 30, 2017 and 2016, including the notes thereto (the “Interim Financials”), (iii) the unaudited pro forma condensed combined consolidated balance sheet (showing the pro forma effects of the Merger) as of September 30, 2017 and the unaudited pro forma condensed combined consolidated statements of income (showing the pro forma effects of the Merger) for the nine months ended September 30, 2017 and the year ended December 31, 2016, including the notes thereto (the “Pro Forma Financials”), and (iv) certain disclosures regarding risk factors, results of operations, liquidity and capital resources, market risk, related party transactions, business, management, capital stock, principal stockholders and other matters relating to Vistra Energy or the combined company that would result from the Merger (collectively, the “Related Disclosures”).

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The Year-end Financials and Interim Financials are included in Exhibit 99.1 and incorporated herein by reference.

(b) Pro Forma Financial Information

The Pro Forma Financials are included in Exhibit 99.1 and incorporated herein by reference.

(d) Exhibits:

Exhibit No.	Document

99.1	Year-end Financials, Interim Financials, Pro Forma Financials and Related Disclosures in Connection with the Merger.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

The information presented in this report and the attached exhibit includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements, which are based on current expectations, estimates and projections about the industry and markets in which Vistra Energy and Dynegy operate and beliefs of and assumptions made by Vistra Energy’s management and Dynegy’s management, involve risks and uncertainties, which are difficult to predict and are not guarantees of future performances, that could significantly affect the financial results of Vistra Energy or Dynegy or the combined company. All statements, other than statements of historical facts, are forward-looking statements. These statements are often, but not always, made through the use of words or phrases such as “may,” “might”, “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “shall,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “project,” “forecast,” “goal,” “target,” “would,” “guidance,” and “outlook,” or the negative variations of those words or other comparable words of a future or forward-looking nature. Readers are cautioned not to place undue reliance on forward-looking statements. Although Vistra Energy and Dynegy believe that in making any such forward-looking statement, Vistra Energy’s and Dynegy’s expectations are based on reasonable assumptions, any such forward-looking statement involves uncertainties and risks that could cause results to differ materially from those projected in or implied by any such forward-looking statement, including but not limited to (i) the failure to consummate or delay in consummating the proposed transaction; (ii) the risk that a condition to closing of the proposed transaction may not be satisfied; (iii) the risk that a regulatory approval that may be required for the proposed transaction is delayed, is not obtained, or is obtained subject to conditions that are not anticipated or that cause the parties to abandon the proposed transaction; (iv) the effect of the announcement of the proposed transaction on Vistra Energy’s and Dynegy’s relationships with their respective customers and their operating results and businesses generally (including the diversion of management time on transaction-related issues); (v) the risk that the credit ratings of the combined company or its subsidiaries are different from what Vistra Energy and Dynegy expect; (vi) adverse changes in general economic or market conditions (including changes in interest rates) or changes in political conditions or federal or state laws and regulations; (vii) the ability of the combined company to execute upon the strategic and performance initiatives contemplated herein (including the risk that Vistra Energy’s and Dynegy’s respective businesses will not be integrated successfully or that the cost savings, synergies and growth from the proposed transaction will not be fully realized or may take longer to realize than expected); (viii) there may be changes in the trading prices of Vistra Energy’s and Dynegy’s common stock prior to the closing of the proposed transaction; and (ix) those additional risks and factors discussed in reports filed with the Securities and Exchange Commission (“SEC”) by Vistra Energy and Dynegy from time to time, including (a) the uncertainties and risks discussed in the sections entitled “Risk Factors” and “Special Note Regarding Forward-Looking Statements” in Vistra Energy’s prospectus filed with the SEC pursuant to Rule 424(b) of the Securities Act on May 9, 2017 (as supplemented), (b) the uncertainties and risks discussed in the sections entitled “Risk Factors” and “Forward-Looking Statements” in Dynegy’s annual report on Form 10-K for the fiscal year ended December 31, 2016, and (c) the uncertainties and risks discussed in the section entitled “Risk Factors” in Vistra Energy’s registration statement on Form S-4 (File No. 333-222049), initially filed on December 13, 2017 with the SEC.

Any forward-looking statement speaks only at the date on which it is made, and except as may be required by law, neither Vistra Energy nor Dynegy undertakes any obligation to update any forward-looking statement to reflect events or circumstances after the date on which it is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time, and it is not possible to predict all of them; nor can Vistra Energy or Dynegy assess the impact of each such factor or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement.

ADDITIONAL INFORMATION ABOUT THE TRANSACTION AND WHERE TO FIND IT

This communication relates to the proposed merger pursuant to the terms of the Agreement and Plan of Merger, dated as of October 29, 2017, by and between Vistra Energy and Dynegy. The proposed transaction will be submitted to the respective stockholders of Dynegy and Vistra Energy for their consideration. In connection with the proposed merger, Vistra Energy has filed with the SEC a registration statement on Form S-4 (File No. 333-222049) (the “Form S-4”), which has not yet been declared effective. The Form S-4 includes a joint proxy statement of Vistra Energy and Dynegy also constituting a prospectus of Vistra Energy (the “joint proxy statement”), which joint proxy statement will be mailed or otherwise disseminated to Vistra Energy stockholders and Dynegy stockholders. Vistra Energy and Dynegy also plan to file other relevant documents with the SEC regarding the proposed transaction. INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT VISTRA ENERGY, DYNEGY, THE PROPOSED MERGER AND RELATED MATTERS. You may obtain a free copy of the joint proxy statement and other relevant documents (if and when they become available) filed by Vistra Energy and Dynegy with the SEC at the SEC’s website at www.sec.gov. Copies of the documents filed by Vistra Energy with the SEC will be available free of charge on Vistra Energy’s website at www.vistraenergy.com or by contacting Vistra Energy Investor Relations at 214-812-0046 or at investor@vistraenergy.com. Copies of the documents filed by Dynegy with the SEC will be available free of charge on Dynegy’s website at www.dynegy.com or by contacting Dynegy Investor Relations at (713) 507-6466 or at ir@dynegy.com.

CERTAIN INFORMATION REGARDING PARTICIPANTS IN THE SOLICITATION

Vistra Energy and Dynegy and certain of their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed merger. You can find information about Vistra Energy’s directors and executive officers in Vistra Energy’s prospectus filed with the SEC pursuant to Rule 424(b) of the Securities Act on May 9, 2017 (as supplemented), and on its website at www.vistraenergy.com. You can find information about Dynegy’s directors and executive officers in its proxy statement for its 2017 annual meeting of stockholders, which was filed with the SEC on March 30, 2017, and on its website at www.dynegy.com. Additional information regarding the interests of such potential participants has been included in the joint proxy statement and other relevant documents filed with the SEC. You may obtain free copies of these documents from Vistra Energy or Dynegy using the sources indicated above.

NO OFFER OR SOLICITATION

This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

EXHIBIT INDEX

Exhibit No.	Document

99.1	Year-end Financials, Interim Financials, Pro Forma Financials and Related Disclosures in Connection with the Merger.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNEGY INC.
(Registrant)

Dated: December 19, 2017	By:	/s/ Catherine C. James
	Name:	Catherine C. James
	Title:	Executive Vice President, Chief Compliance Officer and General Counsel